                                                                    EXHIBIT 24.1


                                 HYDRIL COMPANY

                                POWER OF ATTORNEY

                  WHEREAS, HYDRIL COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), one or more Registration Statements on Form S-8, together with any and all exhibits and other documents having relation to said Registration Statement(s) (collectively, the "Registration Statement"), in connection with the Hydril Company 1999 Stock Option Plan, the Hydril Company 1999 Stock Option Plan, the Hydril Company 2000 Incentive Plan and the Hydril Company Employee Stock Purchase Plan.

                  NOW, THEREFORE, the undersigned, in his capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint MICHAEL C. KEARNEY his true and lawful attorney, to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of the Company, the Registration Statement and all instruments necessary or incidental in connection therewith, any amendment or amendments thereto (including post-effective amendments), and any registration statement for the same offering filed pursuant to Rule 462 under the Act, and to file the same or cause the same to be filed with the Commission, together with any and all exhibits and other documents relating thereto as said attorney shall deem necessary, advisable or appropriate in connection therewith. Said attorney shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney.

                  IN WITNESS WHEREOF, the undersigned has executed this instrument on this 31st day of August, 2000.


                                           /s/  CHRISTOPHER T. SEAVER
                                           ------------------------------------
                                           Christopher T. Seaver

                                 HYDRIL COMPANY

                                POWER OF ATTORNEY

                  WHEREAS, HYDRIL COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), one or more Registration Statements on Form S-8, together with any and all exhibits and other documents having relation to said Registration Statement(s) (collectively, the "Registration Statement"), in connection with the Hydril Company 1999 Stock Option Plan, the Hydril Company 1999 Stock Option Plan, the Hydril Company 2000 Incentive Plan and the Hydril Company Employee Stock Purchase Plan.

                  NOW, THEREFORE, the undersigned, in his capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint CHRISTOPHER T. SEAVER his true and lawful attorney, to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of the Company, the Registration Statement and all instruments necessary or incidental in connection therewith, any amendment or amendments thereto (including post-effective amendments), and any registration statement for the same offering filed pursuant to Rule 462 under the Act, and to file the same or cause the same to be filed with the Commission, together with any and all exhibits and other documents relating thereto as said attorney shall deem necessary, advisable or appropriate in connection therewith. Said attorney shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney.

                  IN WITNESS WHEREOF, the undersigned has executed this instrument on this 29th day of August, 2000.



                                        /s/ Michael C. Kearney
                                        ----------------------
                                        Michael C. Kearney

                                 HYDRIL COMPANY

                                POWER OF ATTORNEY

                  WHEREAS, HYDRIL COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), one or more Registration Statements on Form S-8, together with any and all exhibits and other documents having relation to said Registration Statement(s) (collectively, the "Registration Statement"), in connection with the Hydril Company 1999 Stock Option Plan, the Hydril Company 2000 Incentive Plan and the Hydril Company Employee Stock Purchase Plan.

                  NOW, THEREFORE, the undersigned, in his capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint CHRISTOPHER T. SEAVER AND MICHAEL C. KEARNEY, and each of them severally, his true and lawful attorneys or attorney with power to act with or without the other and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of the Company, the Registration Statement and all instruments necessary or incidental in connection therewith, any amendment or amendments thereto (including post-effective amendments), and any registration statement for the same offering filed pursuant to Rule 462 under the Act, and to file the same or cause the same to be filed with the Commission, together with any and all exhibits and other documents relating thereto as said attorneys or either of them shall deem necessary, advisable or appropriate in connection therewith. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

                  IN WITNESS WHEREOF, the undersigned has executed this instrument on this 29th day of August, 2000.



                                         /s/ Richard C. Seaver
                                         ---------------------
                                         Richard C. Seaver

                                 HYDRIL COMPANY

                                POWER OF ATTORNEY

                  WHEREAS, HYDRIL COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), one or more Registration Statements on Form S-8, together with any and all exhibits and other documents having relation to said Registration Statement(s) (collectively, the "Registration Statement"), in connection with the Hydril Company 1999 Stock Option Plan, the Hydril Company 2000 Incentive Plan and the Hydril Company Employee Stock Purchase Plan.

                  NOW, THEREFORE, the undersigned, in his capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint CHRISTOPHER T. SEAVER AND MICHAEL C. KEARNEY, and each of them severally, his true and lawful attorneys or attorney with power to act with or without the other and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of the Company, the Registration Statement and all instruments necessary or incidental in connection therewith, any amendment or amendments thereto (including post-effective amendments), and any registration statement for the same offering filed pursuant to Rule 462 under the Act, and to file the same or cause the same to be filed with the Commission, together with any and all exhibits and other documents relating thereto as said attorneys or either of them shall deem necessary, advisable or appropriate in connection therewith. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

                  IN WITNESS WHEREOF, the undersigned has executed this instrument on this 31st day of July, 2000.



                                           /s/ Richard A. Archer
                                           ---------------------
                                           Richard A. Archer

                                 HYDRIL COMPANY

                                POWER OF ATTORNEY

                  WHEREAS, HYDRIL COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), one or more Registration Statements on Form S-8, together with any and all exhibits and other documents having relation to said Registration Statement(s) (collectively, the "Registration Statement"), in connection with the Hydril Company 1999 Stock Option Plan, the Hydril Company 2000 Incentive Plan and the Hydril Company Employee Stock Purchase Plan.

                  NOW, THEREFORE, the undersigned, in his capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint CHRISTOPHER T. SEAVER AND MICHAEL C. KEARNEY, and each of them severally, his true and lawful attorneys or attorney with power to act with or without the other and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of the Company, the Registration Statement and all instruments necessary or incidental in connection therewith, any amendment or amendments thereto (including post-effective amendments), and any registration statement for the same offering filed pursuant to Rule 462 under the Act, and to file the same or cause the same to be filed with the Commission, together with any and all exhibits and other documents relating thereto as said attorneys or either of them shall deem necessary, advisable or appropriate in connection therewith. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

                  IN WITNESS WHEREOF, the undersigned has executed this instrument on this 20th day of July, 2000.



                                         /s/ Jerry S. Cox
                                         ----------------
                                         Jerry S. Cox

                                 HYDRIL COMPANY

                                POWER OF ATTORNEY

                  WHEREAS, HYDRIL COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), one or more Registration Statements on Form S-8, together with any and all exhibits and other documents having relation to said Registration Statement(s) (collectively, the "Registration Statement"), in connection with the Hydril Company 1999 Stock Option Plan, the Hydril Company 2000 Incentive Plan and the Hydril Company Employee Stock Purchase Plan.

                  NOW, THEREFORE, the undersigned, in his capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint CHRISTOPHER T. SEAVER AND MICHAEL C. KEARNEY, and each of them severally, his true and lawful attorneys or attorney with power to act with or without the other and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of the Company, the Registration Statement and all instruments necessary or incidental in connection therewith, any amendment or amendments thereto (including post-effective amendments), and any registration statement for the same offering filed pursuant to Rule 462 under the Act, and to file the same or cause the same to be filed with the Commission, together with any and all exhibits and other documents relating thereto as said attorneys or either of them shall deem necessary, advisable or appropriate in connection therewith. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

                  IN WITNESS WHEREOF, the undersigned has executed this instrument on this 19th of July, 2000.



                                        /s/ Gordon B. Crary, Jr.
                                        ------------------------
                                        Gordon B. Crary, Jr.

                                 HYDRIL COMPANY

                                POWER OF ATTORNEY

                  WHEREAS, HYDRIL COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), one or more Registration Statements on Form S-8, together with any and all exhibits and other documents having relation to said Registration Statement(s) (collectively, the "Registration Statement"), in connection with the Hydril Company 1999 Stock Option Plan, the Hydril Company 2000 Incentive Plan and the Hydril Company Employee Stock Purchase Plan.

                  NOW, THEREFORE, the undersigned, in his capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint CHRISTOPHER T. SEAVER AND MICHAEL C. KEARNEY, and each of them severally, his true and lawful attorneys or attorney with power to act with or without the other and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of the Company, the Registration Statement and all instruments necessary or incidental in connection therewith, any amendment or amendments thereto (including post-effective amendments), and any registration statement for the same offering filed pursuant to Rule 462 under the Act, and to file the same or cause the same to be filed with the Commission, together with any and all exhibits and other documents relating thereto as said attorneys or either of them shall deem necessary, advisable or appropriate in connection therewith. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

                  IN WITNESS WHEREOF, the undersigned has executed this instrument on this 31st day of July, 2000.


                                             /s/ PATRICK T. SEAVER
                                             ----------------------------------
                                             Patrick T. Seaver

                                 HYDRIL COMPANY

                                POWER OF ATTORNEY

                  WHEREAS, HYDRIL COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), one or more Registration Statements on Form S-8, together with any and all exhibits and other documents having relation to said Registration Statement(s) (collectively, the "Registration Statement"), in connection with the Hydril Company 1999 Stock Option Plan, the Hydril Company 2000 Incentive Plan and the Hydril Company Employee Stock Purchase Plan.

                  NOW, THEREFORE, the undersigned, in his capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint CHRISTOPHER T. SEAVER AND MICHAEL C. KEARNEY, and each of them severally, his true and lawful attorneys or attorney with power to act with or without the other and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of the Company, the Registration Statement and all instruments necessary or incidental in connection therewith, any amendment or amendments thereto (including post-effective amendments), and any registration statement for the same offering filed pursuant to Rule 462 under the Act, and to file the same or cause the same to be filed with the Commission, together with any and all exhibits and other documents relating thereto as said attorneys or either of them shall deem necessary, advisable or appropriate in connection therewith. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

                  IN WITNESS WHEREOF, the undersigned has executed this instrument on this 28th day of July, 2000.



                                         /s/ T. Don Stacy
                                         -----------------
                                         T. Don Stacy

                                 HYDRIL COMPANY

                                POWER OF ATTORNEY

                  WHEREAS, HYDRIL COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), one or more Registration Statements on Form S-8, together with any and all exhibits and other documents having relation to said Registration Statement(s) (collectively, the "Registration Statement"), in connection with the Hydril Company 1999 Stock Option Plan, the Hydril Company 1999 Stock Option Plan, the Hydril Company 2000 Incentive Plan and the Hydril Company Employee Stock Purchase Plan.

                  NOW, THEREFORE, the undersigned, in his capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint CHRISTOPHER T. SEAVER AND MICHAEL C. KEARNEY, and each of them severally, his true and lawful attorneys or attorney with power to act with or without the other and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of the Company, the Registration Statement and all instruments necessary or incidental in connection therewith, any amendment or amendments thereto (including post-effective amendments), and any registration statement for the same offering filed pursuant to Rule 462 under the Act, and to file the same or cause the same to be filed with the Commission, together with any and all exhibits and other documents relating thereto as said attorneys or either of them shall deem necessary, advisable or appropriate in connection therewith. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

                  IN WITNESS WHEREOF, the undersigned has executed this instrument on this 29th day of August, 2000.



                                         /s/ Lew O. Ward
                                         ---------------
                                         Lew O. Ward